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                                                                     Exhibit 4.2


                                                                  EXECUTION COPY

                                  $350,000,000

                             PLAYTEX PRODUCTS, INC.

                    9-3/8% SENIOR SUBORDINATED NOTES DUE 2011

                          REGISTRATION RIGHTS AGREEMENT

                                                                    May 22, 2001

Credit Suisse First Boston Corporation
Wells Fargo Brokerage Services, LLC
      Eleven Madison Avenue
      New York, New York 10010-3629

Dear Sirs:

            Playtex Products, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to Credit Suisse First Boston Corporation and Wells Fargo Brokerage Services, LLC (the "INITIAL PURCHASERS"), upon the terms set forth in a purchase agreement dated May 8, 2001 (the "PURCHASE AGREEMENT"), $350,000,000 aggregate principal amount of its 9-3/8% Senior Subordinated Notes due 2011 (the "INITIAL SECURITIES") to be guaranteed by each of the entities listed on Schedule A hereto (each a "GUARANTOR," and collectively, the "GUARANTORS" and, together with the Company, the "ISSUERS"). The Initial Securities will be issued pursuant to an Indenture, dated as of the date hereof (the "INDENTURE"), by and among the Issuers and The Bank of New York, as trustee (the "TRUSTEE"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Issuers agreed with the Initial Purchasers, for the benefit of the Initial Purchasers and the holders of the Securities (as defined below) (collectively the "HOLDERS"), as follows:

            1. REGISTERED EXCHANGE OFFER. Unless not permitted by applicable law (after the Issuers have complied with the ultimate paragraph of this Section 1), the Issuers shall prepare and, not later than 90 days (such 90th day being a "FILING DEADLINE") after the date on which the Initial Purchasers purchase the Initial Securities pursuant to the Purchase Agreement (the "CLOSING DATE"), file with the Securities and Exchange Commission (the "Commission") a registration statement (the "EXCHANGE OFFER REGISTRATION STATEMENT") on an appropriate form under the Securities Act of 1933, as amended (the "SECURITIES ACT"), with respect to a proposed offer (the "REGISTERED EXCHANGE OFFER") to the Holders of Transfer Restricted Securities (as defined in Section 6 hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of debt securities of the Issuers issued under the Indenture, identical in all material respects to the Initial Securities and registered under the Securities Act (the "EXCHANGE SECURITIES"). The Issuers shall use all commercially reasonable efforts to (i) cause such Exchange Offer Registration Statement to become effective under the Securities Act within 150 days after the Closing Date (such 150th day being an "EFFECTIVENESS DEADLINE") and (ii) keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders.

            If the Issuers commence the Registered Exchange Offer, the Issuers shall use all commercially reasonable efforts to issue on or prior to 30 business days, or longer, if required by the federal securities laws, after the date on which the Exchange Offer Registration Statement was declared effective by the Commission, Exchange Securities in exchange for all notes tendered prior thereto in the Registered Exchange Offer.
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            Following the declaration of the effectiveness of the Exchange Offer
Registration Statement, the Issuers shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of any of the Issuers within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

            The Issuers acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Initial Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an "EXCHANGING DEALER"), is required to deliver a prospectus containing the information set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and (c) Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) any Initial Purchaser that elects to sell Securities (as defined below) acquired in exchange for Initial Securities constituting any portion of an unsold allotment, is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

            The Issuers shall use all commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; PROVIDED, HOWEVER, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or the Initial Purchasers, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers and the Initial Purchasers have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Issuers shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 180 days after the consummation of the Registered Exchange Offer.

            If, upon consummation of the Registered Exchange Offer, any Initial Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Issuers, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon its written request, in exchange (the "PRIVATE EXCHANGE") for the Initial Securities held by such Initial Purchaser, a like principal amount of debt securities of the Company issued under the Indenture and identical in all material respects to the Initial Securities (the "Private EXCHANGE SECURITIES"). The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the "SECURITIES".

            In connection with the Registered Exchange Offer, the Issuers shall:

                        (a) mail to each Holder a copy of the prospectus forming
            part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                        (b) keep the Registered Exchange Offer open for not less
            than 30 days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

                        (c) utilize the services of a depositary for the
            Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

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                        (d) permit Holders to withdraw tendered Securities at
            any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

                        (e) otherwise comply in all material respects with all
            applicable laws.

            As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Issuers shall:

                        (x) accept for exchange all the Securities validly
            tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

                        (y) deliver to the Trustee for cancellation all the
            Initial Securities so accepted for exchange; and

                        (z) cause the Trustee to authenticate and deliver
            promptly to each Holder of the Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

            The Indenture provides that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

            Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from the date of original issue of the Initial Securities.

            Each Holder participating in the Registered Exchange Offer shall be required to represent to the Issuers that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Issuers or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

            Notwithstanding any other provisions hereof, the Issuers will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            If following the date hereof there has been announced a change in Commission policy with respect to exchange offers that in the reasonable opinion of counsel to the Issuers raises a substantial question as to whether the Registered Exchange Offer is permitted by applicable federal law, the Issuers will seek a no-action letter or other favorable decision from the Commission allowing the Issuers to consummate the Registered Exchange Offer. The Issuers will pursue the issuance of such a decision to the Commission staff level. In connection with the foregoing, the Issuers will take all such other actions as may be requested by the Commission or otherwise required in


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connection with the issuance of such decision, including without limitation (i)
participating in telephonic conferences with the Commission, (ii) delivering to the Commission staff an analysis prepared by counsel to the Issuers setting forth the legal bases, if any, upon which such counsel has concluded that the Registered Exchange Offer should be permitted and (iii) diligently pursuing a resolution (which need not be favorable) by the Commission staff.

            2. SHELF REGISTRATION. If, (i) the Issuers are not (a) required to file the Exchange Offer Registration Statement, or (b) permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy, or (ii) any Holder of Transfer Restricted Securities notifies the Company prior to the 20th day following consummation of the Exchange Offer that (a) it is prohibited by law or Commission policy from participating in the Exchange Offer, or (b) that it may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales, or (c) that it is a broker-dealer and owns notes acquired directly from the Company or an affiliate of the Company:

                        (a) The Issuers shall use all commercially reasonable
            efforts to file a registration statement (the "SHELF REGISTRATION Statement") and, together with the Exchange Offer Registration Statement, a "REGISTRATION STATEMENT") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "SHELF REGISTRATION"), with the Commission on or prior to the later of (i) 30 days after such filing obligation arises or (ii) 90 days after the Closing Date (the "FILING DEADLINE") and to cause the Shelf Registration to be declared effective by the Commission on or prior to the earlier of (i) 90 days after such obligation arises or (ii) 150 days after the Closing Date (the "EFFECTIVENESS DEADLINE");

                        (b) The Issuers shall all commercially reasonable
            efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 3(j) below) from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are no longer restricted securities (as defined in Rule 144 under the Securities Act, or any successor rule thereof). Except as provided elsewhere in this Agreement, neither the Company nor the Guarantors shall be deemed to have used all commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if they voluntarily take any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.

                        (c) Notwithstanding any other provisions of this
            Agreement to the contrary, the Issuers shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and
            (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            3. REGISTRATION PROCEDURES. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

                        (a) The Company shall (i) furnish to the Initial
            Purchasers, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that the Initial Purchasers (with respect to any portion of an unsold allotment from the original offering) are participating in the Registered Exchange Offer or the Shelf Registration Statement, the Issuers shall use all commercially reasonable efforts to


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            reflect in each such document, when so filed with the Commission, such comments as the Initial Purchasers reasonably and timely may propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer;
            (iii) if requested by the Initial Purchasers, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a "PARTICIPATING BROKER-DEALER"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling security holders PROVIDED THAT such Holders have provided the Issuers with such information prior to the filing of the Shelf Registration Statement.

                        (b) The Company shall give written notice to the Initial
            Purchasers, the Holders of the Securities and, with respect to clauses (ii)-(v) below, any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                                    (i) when the Registration Statement or any
                        amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                                    (ii) of any request by the Commission for
                        amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                                    (iii) of the issuance by the Commission of
                        any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                                    (iv) of the receipt by the Issuers or their
                        legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                                    (v) of the happening of any event that
                        requires the Issuers to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

                        (c) The Issuers shall make commercially reasonable
            effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

                        (d) The Company shall furnish to each Holder of
            Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

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                        (e) The Company shall deliver to each Exchanging Dealer
            and the Initial Purchasers, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Initial Purchasers or any such Holder requests, all exhibits thereto (including those incorporated by reference).

                        (f) The Company shall, during the Shelf Registration
            Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Issuers consent, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

                        (g) The Company shall deliver to the Initial Purchasers,
            any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Issuers consent, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by the Initial Purchasers, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

                        (h) Prior to any public offering of the Securities
            pursuant to any Registration Statement the Issuers shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; PROVIDED, HOWEVER, that the Issuers shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

                        (i) The Issuers shall cooperate with the Holders of the
            Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

                        (j) Upon the occurrence of any event contemplated by
            paragraphs (ii) through (v) of Section 3(b) above during the period for which the Issuers are required to maintain an effective Registration Statement, the Issuers shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Issuers notify the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in
            Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the


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            number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(j).

                        (k) Not later than the effective date of the applicable
            Registration Statement, the Company will provide a CUSIP number for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

                        (l) The Issuers will comply with all rules and
            regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Issuers' first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

                        (m) The Issuers shall cause the Indenture to be
            qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Issuers shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

                        (n) The Issuers may require each Holder of Securities to
            be sold pursuant to the Shelf Registration Statement to furnish to the Issuers such information regarding the Holder and the distribution of the Securities as the Issuers may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Issuers may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

                        (o) The Issuers shall enter into such customary
            agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as any Holder of the Securities shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.

                        (p) In the case of any Shelf Registration, subject to
            the execution of customary confidentiality agreements, the Issuers shall (i) make reasonably available for inspection by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Issuers and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; PROVIDED, HOWEVER, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by you and on behalf of the other parties, by one counsel designated by and on behalf of such parties chosen by Holders of a majority in principal amount of the Securities.

                        (q) In the case of any Shelf Registration, the Issuers,
            if requested by any Holder of Securities covered thereby, shall cause (i) their counsel (who may be an employee of the Company) to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall


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            include, without limitation, the due incorporation and good standing of the Company and its domestic subsidiaries; the qualification of the Company and its domestic subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(o) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the applicable Securities; the absence of material legal or governmental proceedings involving the Company and its domestic subsidiaries; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the applicable Securities, or any agreement of the type referred to in Section 3(o) hereof (other than as required by any state securities or "Blue Sky" laws or the federal securities laws of the United States); the compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; and, as of the date of the opinion and as of the effective date of the Shelf
            Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf
            Registration Statement and the prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such prospectus or other documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act); (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities and (iii) its independent public accountants to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

                        (r) In the case of the Registered Exchange Offer, if
            requested by the Initial Purchasers or any known Participating Broker-Dealer, the Company shall cause (i) its counsel to deliver or cause to be delivered to the Initial Purchasers or such Participating Broker-Dealer signed opinions in the forms set forth in Section 6(c) and (d) of the Purchase Agreement with such changes as are customary in connection with the preparation of a Registration Statement and (ii) its independent public accountants to deliver to such Initial Purchasers or such Participating Broker-Dealer a comfort letter, in customary form, meeting the requirements as to the substance thereof as set forth in Section 6(a) of the Purchase Agreement, with appropriate date changes.

                        (s) The Issuers will use all commercially reasonable
            efforts to (a) if the Initial Securities have been rated prior to the initial sale of such Initial Securities, confirm such ratings will apply to the Securities covered by a Registration Statement, or
            (b) if the Initial Securities were not previously rated, cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by Holders of a majority in aggregate principal amount of Securities covered by such Registration Statement, or by the managing underwriters, if any.

                        (t) In the event that any broker-dealer registered under
            the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "RULES") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Issuers, subject to the execution of a customary confidentiality agreement, will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

                        (u) The Issuers shall use all commercially reasonable
            efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

            4. REGISTRATION EXPENSES. (a) All expenses incident to the Issuers' performance of and compliance with this Agreement will be borne by the Issuers, regardless of whether a Registration Statement is ever filed or becomes effective, including without limitation;

                        (i)  all registration and filing fees and expenses;

                        (ii) all fees and expenses of compliance with federal
            securities and state "blue sky" or securities laws;

                        (iii) all expenses of printing (including printing
            certificates for the Securities to be issued in the Registered Exchange Offer and the Private Exchange and printing of Prospectuses), messenger and delivery services and telephone;

                        (iv) all fees and disbursements of counsel for the
            Issuers;

                         (v) all application and filing fees in connection with
            listing the Exchange Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

                        (vi) all fees and disbursements of independent certified
            public accountants of the Issuers (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Issuers will bear their internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Issuers.

            (b) In connection with any Registration Statement required by this Agreement, the Issuers will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities who are tendering Initial Securities in the Registered Exchange Offer and/or selling or reselling Securities pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements, not to exceed $10,000, of not more than one counsel, who shall be Latham & Watkins unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

            5. INDEMNIFICATION. (a) The Issuers agree jointly and severally to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as the "INDEMNIFIED PARTIES") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; PROVIDED, HOWEVER, that (i) the Issuers shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Issuers by or on behalf of such Holder or Participating Broker-Dealer, as the case may be, specifically for inclusion therein, (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Issuers had previously furnished copies thereof to such Holder or Participating Broker-Dealer and (iii) the Issuers shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties, such firm to be designated in writing by a majority of the Holders of a majority of principal amount of the Securities; PROVIDED FURTHER, HOWEVER, that this indemnity agreement will be in addition to any liability which the Issuers may otherwise have to such Indemnified Party. The Issuers shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above (and subject to the same exceptions) with respect to the indemnification of the Holders of the Securities if requested by such Holders.

            (b) Each Holder of the Securities and each Participating Broker-Dealer, severally and not jointly, will indemnify and hold harmless the Issuers and each person, if any, who controls the Issuers within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Issuers or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Issuers by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Issuers for any legal or other expenses reasonably incurred by any of the Issuers or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Issuers or any of their controlling persons.

            (c) Promptly after receipt by an indemnified party under this
Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this
Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party; PROVIDED THAT if any Issuer is the indemnified party, no indemnifying party shall, without the prior consent of such Issuer, effect any settlement of any pending or threatened action.

            (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the Securities, pursuant to the Registered Exchange Offer, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this
Section 5(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of any damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Issuers within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Issuers.

            (e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

            6. ADDITIONAL INTEREST UNDER CERTAIN CIRCUMSTANCES. (a) Additional interest (the "ADDITIONAL INTEREST") with respect to the Transfer Restricted Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iv) below being herein called a "REGISTRATION DEFAULT"):

            (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline;

            (ii) any Registration Statement required by this Agreement is not declared effective by the Commission on or prior to the applicable Effectiveness Deadline;

            (iii) the Registered Exchange Offer has not been consummated within
                  30 business days of the Effectiveness Deadline with respect to the Exchange Offer Registration Statement; or

            (iv) any Registration Statement required by this Agreement has been declared effective by the Commission but (A) such Registration Statement thereafter ceases to be effective or (B) such Registration Statement or the related prospectus ceases to be usable in connection with resales of Transfer Restricted Securities during the periods specified herein (such period of time during which any such Registration Statement or the related Prospectus is not usable being referred to as a "BLACK OUT PERIOD") because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Issuers or pursuant to operation of law or as a result of any action or inaction by the Commission .

            Additional Interest shall accrue on the Transfer Restricted Securities over and above the interest set forth in the title of the Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder (the "ADDITIONAL INTEREST AMOUNT") for the first 90-day period immediately following the occurrence of such Registration Default. The Additional Interest Amount shall increase by an additional $.05 per week per $1,000 principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages for all Registration Defaults of $.25 per week per $1,000 principal amount of Transfer Restricted Securities.

            (b) A Registration Default referred to in Section 6(a)(iv) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) the Black Out Period has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Issuers where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Issuers that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Issuers are proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; PROVIDED, HOWEVER, that in any case if such Black Out Period occurs for a continuous period in excess of 60 days, Additional Interest shall be payable in accordance with the above paragraph from the 61st day after such Black Out Period occurs until such Black Out Period is cured; and PROVIDED, FURTHER, that in no event shall the total of all Black Out Periods under which no Additional Interest is payable exceed 60 days in the aggregate of any 12-month period.

            (c) Any amounts of Additional Interest due pursuant to Section 6(a) will be payable in cash on the regular interest payment dates with respect to the Transfer Restricted Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest amount by the principal amount of the Transfer Restricted Securities and further multiplied by a fraction, the numerator of which is the number of days such Additional Interest Amount was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

            (d) "TRANSFER RESTRICTED SECURITIES" means each Security until (i) the date on which such Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of an Initial Security for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

            7. RULES 144 AND 144A. The Issuers shall use all commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Issuers are not required to file such reports, they will, upon the request of any Holder of Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Issuers covenant that they will take such further action as any Holder of Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A. The Company will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Issuers by the Initial Purchasers upon request. If the Company ceases to be a reporting company under the Exchange Act, upon the request of any Holder of Initial Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this
Section 7 shall be deemed to require the Issuers to register any of its securities pursuant to the Exchange Act.

            8. UNDERWRITTEN REGISTRATIONS. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("MANAGING UNDERWRITERS") will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering, subject to the consent of the Issuers, which consent will not be reasonably withheld.

            No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

            9.  MISCELLANEOUS.

            (a) REMEDIES. The Issuers acknowledge and agree that any failure by the them to comply with their obligations under Section 1 and 2 hereof may result in material irreparable injury to the Initial Purchases or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuers' obligations under Sections 1 and 2 hereof. The Issuers further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

            (b) NO INCONSISTENT AGREEMENTS. The Issuers will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

            (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Issuers and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents.

            (d) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

                        (1) if to a Holder of the Securities, at the most current address given by such Holder to the Issuers.

                        (2)  if to the Initial Purchasers;

                                    Credit Suisse First Boston Corporation
                                    Wells Fargo Brokerage Services, LLC
                                    c/o Credit Suisse First Boston Corporation
                                    Eleven Madison Avenue
                                    New York, NY 10010-3629
                                    Fax No.:  (212) 325-8278
                                    Attention:  Transactions Advisory Group

            with a copy to:

                                    Latham & Watkins
                                    885 Third Avenue, Suite 1000
                                    New York, NY 10022
                                    Attention:  Kirk A. Davenport, Esq.

                        (3)         if to the Issuers, at its address as
                                    follows:

                                    Playtex Products, Inc.
                                    300 Nyala Farms Road
                                    Westport, CT 06880
                                    Attention:  Chief Financial Officer

            with a copy to:

                                    Paul, Weiss, Rifkind, Wharton & Garrison
                                    1285 Avenue of the Americas
                                    New York, NY 10019
                                    Attention:  John C. Kennedy, Esq.

            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

            (e) THIRD PARTY BENEFICIARIES. The Holders shall be third party beneficiaries to the agreements made hereunder between the Issuers, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

            (f) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Issuers and their successors and assigns.

            (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (i) GOVERNING Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

            (j) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            (k) SECURITIES HELD BY THE COMPANY. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchasers and the Issuers in accordance with its terms.

                               Very truly yours,

                                    PLAYTEX PRODUCTS, INC.


                                    By: /s/ Glenn A. Forbes
                                       -----------------------------------------
                                       Name:  Glenn A. Forbes
                                            ------------------------------------
                                       Title: Executive Vice President and
                                              Chief Financial Officer
                                             -----------------------------------


                                    PLAYTEX SALES & SERVICES, INC.



                                    By: /s/ Glenn A. Forbes
                                       -----------------------------------------
                                       Name:  Glenn A. Forbes
                                       Title: Executive Vice President


                                    PLAYTEX MANUFACTURING, INC.


                                    By: /s/ Glenn A. Forbes
                                       -----------------------------------------
                                       Name:  Glenn A. Forbes
                                       Title: Executive Vice President


                                    PLAYTEX INVESTMENT CORP.


                                    By: /s/ Glenn A. Forbes
                                       -----------------------------------------
                                       Name:  Glenn A. Forbes
                                       Title: Executive Vice President


                                    PLAYTEX INTERNATIONAL CORP.


                                    By: /s/ Glenn A. Forbes
                                       -----------------------------------------
                                       Name:  Glenn A. Forbes
                                       Title: Executive Vice President


                                    TH MARKETING CORP.


                                    By: /s/ Glenn A. Forbes
                                       -----------------------------------------
                                       Name:  Glenn A. Forbes
                                       Title: Executive Vice President

                                    SMILE-TOTE, INC.


                                    By: /s/ Glenn A. Forbes
                                       -----------------------------------------
                                       Name:  Glenn A. Forbes
                                       Title: Executive Vice President


                                    SUN PHARMACEUTICALS CORP.


                                    By: /s/ Glenn A. Forbes
                                       -----------------------------------------
                                       Name:  Glenn A. Forbes
                                       Title: Executive Vice President


                                    PERSONAL CARE GROUP, INC.


                                    By: /s/ Glenn A. Forbes
                                       -----------------------------------------
                                       Name:  Glenn A. Forbes
                                       Title: Executive Vice President


                                    PERSONAL CARE HOLDINGS, INC.


                                    By: /s/ Glenn A. Forbes
                                       -----------------------------------------
                                       Name:  Glenn A. Forbes
                                       Title: Executive Vice President


                                    CAREWELL INDUSTRIES, INC.


                                    By: /s/ Glenn A. Forbes
                                       -----------------------------------------
                                       Name:  Glenn A. Forbes
                                       Title: Executive Vice President

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION


By /s/ Mark W. Stephens
  -------------------------------------
     Name:  Mark W. Stephens
          -----------------------------
     Title:  Managing Director
           ----------------------------


WELLS FARGO BROKERAGE SERVICES, LLC


By /s/ Michael A. Schaefer
  -------------------------------------
     Name: Michael A. Schaefer
          -----------------------------
     Title: Senior Vice President
           ----------------------------

                                                                         ANNEX A

          Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."



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

                                                                         ANNEX B

         Each broker-dealer that receives Exchange Securities for its own account in exchange for Initial Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."


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


                                                                         ANNEX C

                                                            PLAN OF DISTRIBUTION

         Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until , 2001, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.

         The Issuers will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Issuers have agreed to pay all of their expenses incident to the Exchange Offer (including the reasonable expenses, not to exceed $10,000, of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.


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                                                                         ANNEX D

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

               Name:
                    ------------------------------------------------------------
               Address:
                       ---------------------------------------------------------





If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.



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